SECURITIES AND EXCHANGE COMMISSION
				Washington, D.C.  20549

					FORM 8-K

					CURRENT REPORT
				Pursuant to Section 13 or 15(d) of the
				Securities Exchange Act of 1934

				Date of Report (Date of earliest event reported):
				July 3, 2002  (July 2, 2002)


					FOX ENTERTAINMENT GROUP, INC.
			(Exact name of registrant as specified in its charter)



					Delaware
			(State or other jurisdiction of incorporation)

					1-14595
				(Commission File Number)

					95-4066193
				(IRS Employer Identification No.)

				1211 Avenue of the Americas
				New York, New York 10036
			(Address of principal executive offices)  (Zip Code)

		Registrant's telephone number, including area code (212) 852-7111

					Not applicable
		(Former name or former address, if changed since last report)


 Item 5:	Other Events.
On July 2, 2002, Fox Entertainment Group, Inc. ("FEG") and Fox
Sports Networks, Inc. ("Fox Sports Networks") announced that on August 15, 2002 Fox Sports Networks and Fox Sports Net
Finance, Inc. (formerly FLN Finance, Inc.) will each redeem all of the outstanding 93/4% Senior Discount Notes due 2007 and all of the outstanding 87/8% Senior Notes due 2007. A copy of the press release issued by News Corporation and Fox Television Stations announcing the transaction is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

The redemption agent for both the Senior Discount Notes and the Senior Notes is The Bank of New York.

Item 7:			Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.  The following exhibits are being filed herewith:

99.1	Press Release


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX ENTERTAINMENT GROUP, INC.
By:   /s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Secretary

Dated:  July 3, 2002



INDEX TO EXHIBITS
99.1	Press Release dated July 2, 2002


Exhibit 99.1


For Immediate Release      Contacts:  Media : Nicholas Weinstock 212 852 7157
				      Investors : Reed Nolte 212 852 7092


Fox Entertainment Group and Fox Sports Networks
Announce $905 Million Redemption of Senior Discount
Notes and Senior Notes



New York, NY, July 2, 2002 : Fox Entertainment Group
(NYSE: FOX) and Fox Sports Networks, LLC (formerly Fox/Liberty
Networks, LLC) today announced that on August 15, 2002 Fox Sports
Networks and Fox Sports Net Finance, Inc. (formerly FLN Finance,
Inc.) will each redeem all of the outstanding 93/4% Senior Discount
Notes due 2007 and all of the outstanding 87/8% Senior Notes due 2007.
The Senior Discount Notes, with an aggregate principal amount at maturity of $405 million, and the Senior Notes, with an aggregate principal amount of $500 million, will both become due and payable on the redemption date upon surrender of the notes to the redemption agent.

The Senior Discount Notes will be redeemed at a redemption price of 104.875% of the principal amount at maturity, plus accrued and unpaid interest through the August 15 redemption date. The Senior Notes will be redeemed at a redemption price of 104.438% of the original principal amount, plus accrued and unpaid interest through the August 15 redemption date.

The redemption agent for both the Senior Discount Notes and the Senior Notes is The Bank of New York.

Fox Entertainment Group, Inc., 85% owned by The News Corporation Limited (NYSE: NWS, NWS.A), is principally engaged in the development, production and worldwide distribution of feature films and television programs, television broadcasting and cable network programming.
Fox had total assets as of March 31, 2002 of approximately $24 billion and total annual revenues of approximately $10 billion. The Company's studios, production facilities and film and television library provide high-quality creative content, and the Company's broadcasting and cable networks provide extensive distribution platforms for the Company's programs.

For more information on Fox Entertainment Group, please visit www.fox.com.